================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2004


                                 ______________

                           iLinc Communications, Inc.
             (Exact name of Registrant as specified in its charter)



            Delaware                  1-13725                 76-0545043
  (State or other jurisdiction of   (Commission            (I.R.S. Employer
   incorporation or organization)    File Number)         Identification No.)


     2999 North 44th Street, Suite 650, Phoenix, Arizona        85018
          (address of principal executive offices)            (Zip code)





                                 (602) 952-1200
              (Registrant's telephone number, including area code)

                                 ______________


================================================================================

ITEM 7.      Financial Statements and Exhibits.


The following exhibit is filed herewith:


Exhibit Number             Description
--------------------------------------

99.1 Press release dated August 16, 2004, issued by iLinc Communications, Inc. Filed herewith.


ITEM 12.     Results of Operations and Financial Condition.


On August 16, 2004, iLinc Communications, Inc. ("the Company") reported its fiscal 2005 first quarter results for the period ended June 30, 2004. A copy of the Company's press release is attached as Exhibit 99.1 to this current report.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           iLinc Communications, Inc.


                                           By: /s/ James M. Powers
                                               ---------------------------------
                                           President and Chief Executive Officer
Date: August 16, 2004

                                  EXHIBIT INDEX

Exhibit
Number       Description of Exhibits
-------      -----------------------

   99.1 Copy of press release issued by iLinc Communications, Inc. on August 16, 2004.